                                                                    Exhibit 3.23


BCA-2.10 (Rev. Jul 1984)                                                                       File #
                                                                                               ----------------------------
Submit in Duplicate                                         JIM EDGAR                                This Space For Use by
----------------------------------                                                                     Secretary of State
Payment must be made by Certified                       Secretary of State                     Date
Check, Cashiers' Check or a Money                       State of Illinois
Order, payable to "Secretary of                                                                License Fee   $
State".                                              ARTICLES OF INCORPORATION                 Franchise Tax $
                                                                                               Filing Fee    $
     DO NOT SEND CASH!
                                                                                               Clerk
-----------------------------------                                                            ------------------------------


Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned incorporator(s) hereby adopt the following Articles of Incorporation.

ARTICLE ONE  The name of the corporation is Olympus Properties, Inc.
                                      -----------------------------------------
                                      (Shall contain the word "corporation",
                                          "company", "incorporated",

        -----------------------------------------------------------------------
                      "limited", or an abbreviation thereof)

ARTICLE TWO  The name and address of the initial registered agent and its registered office are:

        Registered Agent   The Prentice-Hall Corporate System, Inc.
                           ----------------------------------------------------
                           First Name       Middle Name               Last Name

        Registered Office  33 North LaSalle Street, Suite 1925
                           ----------------------------------------------------
                           Number       Street       Suite # (A.P.O. Box alone
                                                     is not acceptable)

                           Chicago       60602              Cook
                           ----------------------------------------------------
                           City          Zip Code            County

ARTICLE THREE THE PURPOSE OR PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED
ARE:

               IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE.

        To engage in any lawful businesses, including but not limited to the acquisition, maintenance, operation and management of real property, for which a corporation may be organized under the Business Corporation Act of the State of Illinois

ARTICLE FOUR  Paragraph 1:  The authorized shares shall be:

          CLASS          *PAR VALUE PER SHARE      NUMBER OF SHARES AUTHORIZED
        ------------------------------------------------------------------------
          Common                $0.01                      3,000
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

         IF NOT SUFFICIENT SPACE TO COVER THIS POINT, ADD ONE OR MORE SHEETS OF THIS SIZE.


ARTICLE FIVE  The number of shares to be issued initially, and the consideration to be received by the corporation therefor, are:

                     *PAR VALUE      NUMBER OF SHARES      CONSIDERATION TO BE
         CLASS        PER SHARE    PROPOSED TO BE ISSUED    RECEIVED THEREFOR
        ------------------------------------------------------------------------
        Common      $0.01               1,000              $   50,000.00
        ------------------------------------------------------------------------
                                                           $
        ------------------------------------------------------------------------
                                                           $
        ------------------------------------------------------------------------
                                                           $
        ------------------------------------------------------------------------
                                                TOTAL      $   50,000.00
                                                           =====================

* A declaration as to a "par value" is optional. This space may be marked "n/a" when no reference to a par value is desired.

ARTICLE SIX  OPTIONAL

         The number of directors constituting the initial board of directors of the corporation is______________________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

                      Name                  Residential Address

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

ARTICLE SEVEN OPTIONAL

         (a) It is estimated that the value of all property to be owned by the corporation for the following year wherever located will
                  be:                                   $_____________________

         (b) It is estimated that the value of the property to be located within the State of Illinois during the following year will
                  be:                                   $_____________________

         (c) It is estimated that the gross amount of business which will be transacted by the corporation during the following year
                  will be                               $_____________________

         (d) It is estimated that the gross amount of business which will be transacted from places of business in the State of Illinois
                  during the following year will be:    $_____________________

ARTICLE EIGHT OTHER PROVISIONS

         Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing pre-emptive rights; denying cumulative voting; regulating internal affairs; voting majority requirements; fixing a duration other than perpetual; etc.

                       NAMES & ADDRESSES OF INCORPORATORS

         The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated    August          , 19 88
     --------------------    ---

          SIGNATURES AND NAMES                 POST OFFICE ADDRESS

1.  /s/ Maureen B. Farrell                1.  30 N. LaSalle Street
  -----------------------------------        -----------------------------------
         Signature                                     Street

     Maureen B. Farrell                       Chicago, IL  60602
  -----------------------------------        -----------------------------------
    Name (please print)                       City/Town   State        Zip

2.
  -----------------------------------        -----------------------------------
         Signature                                     Street

  -----------------------------------        -----------------------------------
    Name (please print)                       City/Town   State        Zip

3.
 -----------------------------------        -----------------------------------
         Signature                                     Street

 -----------------------------------        -----------------------------------
    Name (please print)                       City/Town   State        Zip

(SIGNATURES MUST BE IN INK ON ORIGINAL DOCUMENT. CARBON COPY, XEROX OR RUBBER STAMP SIGNATURES MAY ONLY BE USED ON CONFORMED COPIES)

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its President or Vice-president and verified by him, and attested by its Secretary or an Assistant Secretary.

FORM BCA-2.10

File No._______________________________________________________________________

================================================================================
                            ARTICLES OF INCORPORATION



                                  FEE SCHEDULE

The following fees are required to be paid at the time of issuing the Certificate of Incorporation: FILING FEE $75.00; INITIAL LICENSE FEE OF 1/20th of 1% of the consideration to be received for initial issued shares (see Art.
5), MINIMUM $.50; INITIAL FRANCHISE TAX OF 1/10th of 1% of the consideration to be received for initial issued shares (see Art. 5), MINIMUM $25.00.

                             EXAMPLES OF TOTAL DUE

Consideration to be Received                     TOTAL DUE*
================================================================================
up to $1,000                                  $100.50
--------------------------------------------------------------------------------
  $  5,000                                    $102.50
--------------------------------------------------------------------------------
  $ 10,000                                    $105.00
--------------------------------------------------------------------------------
  $ 25,000                                    $112.50
--------------------------------------------------------------------------------
  $ 50,000                                    $150.00
--------------------------------------------------------------------------------
  $100,000                                    $225.00
--------------------------------------------------------------------------------
*INCLUDES FILING FEE + LICENSE FEE + FRANCHISE TAX

                                   RETURN TO:

                             Corporation Department
                               Secretary of State
                          Springfield, Illinois 62756
                            Telephone (217) 782-6961
================================================================================
C-162.8